FIRST AMENDMENT AND CONSENT AGREEMENT

This First Amendment and Consent Agreement is made as of the 7th day of June, 2011 ("**Agreement**"), among New Generation Biofuels Holdings, Inc., a Florida corporation (the "**Company**"), and the signators hereto who are "**Subscribers**" under certain Subscription Agreements with the Company dated February 1, 2011 ("**Subscription Agreements**"), for the sale by the Company of Notes ("**February Notes**") and Class A and B Warrants ("**February Warrants**").

WHEREAS, the Company is in need of additional funding for its business operations; and

WHEREAS, one of the Subscribers ("**Lender**") has agreed to loan the Company an aggregate of up to $1,025,000 Purchase Price ("**New Financing**") upon the same terms and conditions as contained in the Subscription Agreements and Transaction Documents (as defined in the Subscription Agreements) and pursuant to the terms of a separate Escrow Agreement to be entered into by and among Lender, Company and Escrow Agent pursuant to the terms herein ("**Escrow Agreement**"); and

WHEREAS, the Company acknowledges receipt of $50,000 from Lender, and therefore, the first Monthly Amount will be $100,000.

NOW THEREFORE, in consideration of the promises and mutual covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby consent and agree as follows:

1. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Transaction Documents.

2. Alpha Capital Anstalt, as the Lender, shall loan the Company an aggregate of up to $1,025,000 in secured promissory notes ("**Notes**") and common stock purchase warrants of the Company ("**Warrants**") upon the same terms and conditions as contained in the Subscription Agreements and Transaction Documents of the Company and pursuant to the terms of the Escrow Agreement, as follows: (i) $100,000 on June 7, 2011, (ii) an additional $375,000 in three (3) equal monthly amounts of $125,000 on the first business day of the three (3) successive months beginning on July 1, 2011, and (iii) up to an additional $500,000 in four (4) equal monthly amounts of $125,000 on the first business day of the four (4) successive months beginning *on October 1, 2011* (each of the $125,000 referred to as a "**Monthly Amount**"). In connection with each of the Monthly Amounts comprising the second $500,000, Lender, in its sole discretion, may compel the Company to accept such Monthly Amounts or decide to fund or not to fund the Company entirely. Subject to Section 14 below, the foregoing New Financing and financing of each Monthly Amount is contingent upon the non-occurrence of an Event of Default or an event that with the giving of notice or passage of time would become an Event of Default.

3. The undersigned consent to the Company completing the New Financing and to the amendment of the Security Agreement, and Subsidiary Guaranty to include the New Financing as part of the Obligations and are secured by the Collateral pursuant to the security interest granted *pari passu* among Subscribers *and the* Lender in the New Financing and in connection therewith authorize the Collateral Agent to make such additional filings at the discretion of the Collateral Agent to memorialize such agreement.

4. The Collateral Agent is hereby authorized to amend Schedule A to the Security Agreement and Guaranty upon the funding of each Monthly Amount.

5. The undersigned Subscribers to the Subscription Agreements waive the rights granted to them pursuant to Section 12(a), Right of First Refusal, Section 9(p), Negative Covenants, and Section 9(q), Seniority, of the Subscription Agreements, only to the extent such rights relate to the New Financing.

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     6. The Company shall pay Palladium Capital Advisors LLC ("Placement Agent") a commission equal to 7% of each of the Monthly Amounts funded pursuant to the New Financing and 7% of the $150,000 ($100,000 and $50,000) previously funded to the Company pursuant to those certain Allonges to Secured Promissory Note by and between Lender and the Company dated April 15, 2011, and May 17, 2011, respectively. The commission will be payable in the form of unsecured convertible Notes as attached hereto as Exhibit 6. Additionally, the Placement Agent shall surrender its February Warrants issued on February 1, 2011 and in exchange for surrendering its Warrants, the Placement Agent shall receive an additionalunsecured convertible note in the principal amount of $40,000 in the form as attached hereto as Exhibit 6.

     7. In the event the New Investment described in Section 11 below is not timely consummated by July 1, 2011, then the Maturity Date of an aggregate of $275,000 of Principal Amount of Notes issued on or about November 1, 2010 ("November Notes") shall be extended to November 1, 2011, and the Conversion Price of the November Notes shall be equal to $0.02, subject to adjustment as provided in the November Notes.

     8. The undersigned waive the adjustment of the Conversion Price of the February Notes and exercise price of the February Warrants to $0.02 as a result of the adjustment of the Conversion Price of the November Notes to $0.02.

     9. In the event the New Investment described in Section 11 below is not timely consummated by July 1, 2011, then the Conversion Price of the February Notes will be amended to the lessor of (i) $0.02, or (ii) ninety percent (90%) of the average of the three (3) lowest closing bid prices of the common stock as reported by Bloomberg L.P. for the Principal Market for the preceding ten (10) trading days prior to a conversion date, subject to adjustment as provided in the February Notes.

     10. In the event the New Investment described in Section 11 below is not timely consummated by July 1, 2011, then the Purchase Price of the February Class A Warrants will be amended to $0.025, subject to adjustment as provided in the February Class A Warrants. The Company undertakes to deliver to Subscribers within five (5) days hereof an aggregate of 13,500,000 additional warrants as required pursuant to Section 3.3 of the February Class A Warrants as a result of the aforementioned reduction of the Purchase Price.

     11. Provided on or before July 1, 2011, the Company is in receipt of net cash proceeds of not less than $500,000 pursuant to a completed and consummated investment into the Company ("New Investment"), Lender shall have the option whether or not to fund or compel the Company to take the MonthlyAmounts representing the balance of the first $525,000 to be loaned by Lender to the Company.

     12. The Company represents that there are sufficient shares of Common Stock available for the conversion of the Notes and Warrants to be issued in connection with the initial $525,000 of the New Financing and undertakes to reserve such shares of Common Stock for Lender.

13. The Company undertakes to file a Proxy Statement with the Securities and Exchange

Commission no later than sixty (60) days from the date hereof and to take all necessary action in order to have increased the authorized shares of Common Stock of the Company to 500,000,000 no later than one hundred twenty (120) days from the date hereof and to reserve sufficient shares of Common Stock for conversion of the Notes and exercise of the Warrants to be issued in the New Financing. Failure to timely complete the aforementioned will be an Event of Default under the Transaction Documents.

     14. An Event of Default existing and having been disclosed by the Company to the Lenders in writing or in the Company's Reports prior to the date hereof, shall not be deemed an Event of Default for the sole purpose of the requirementof the non-occurrence of an Event of Default in the last sentence of section 2 of this Agreement. For purposes of clarification, this section 14 is not a waiver of any of the rights of Subscribers and Lender to the November, February or New Financing agreements.

     15. With reference to the November Notes, GRQ Consultants hereby waives any and all defaults related to any non-payment of principal and/or interest in connection with the November Notes until July 1, 2011.

     16. The Company specifically acknowledges and agrees that the New Investment may trigger the anti-dilution rights in connection with outstanding November Notes, February Notes, February Warrants, and, if applicable, Lender's Notes and Warrants to be issued in connection with the New Financing.

     17. For the benefit of the parties hereto, the Company hereby makes all the representations, warranties, covenants undertakings and indemnificationscontained in the Transaction Documents, as if such representations were made by the Company as of this date.

     18. Subject to the modifications and amendments provided herein, the Transaction Documents shall remain in full force and effect, including but not limited to the accrual of interest and liquidated damages, if any. Except as expressly set forth herein, this Agreement shall not be deemed to be a waiver, amendment or modification of any provisions of the Transaction Documents or of any right, power or remedy of the Subscribers, or constitute a waiver of any provision of the Transaction Documents (except to the extent herein set forth), or any other document, instrument and/or agreement executed or delivered in connection therewith, in each case whether arising before or after the date hereof or as a result of performance hereunder or thereunder. Except as set forth herein, the Subscribers reserve all rights, remedies, powers, or privileges available under the Transaction Documents, at law or otherwise. This Agreement shall not constitute a novation or satisfaction and accord of the Transaction Documents or any other document, instrument and/or agreement executed or delivered in connection therewith.

     19. The obligations of each Subscriber hereunderare several and not joint with the obligations of any other Subscribers hereunder, and no Subscriber shall be responsible in any way for the performance of the obligations of any other Subscriber hereunder. Nothing contained herein or in any other agreement or document delivered at any closing, and no action taken by any Subscriber pursuant hereto, shall be deemed to constitute the Subscribers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Subscribers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Subscriber shall be entitled to protect and enforce its rights, including without limitation the rights arising out of this Agreement, and it shall not be necessary for any other Subscriber to be joined as an additional party in any proceeding for such purpose, except as otherwise agreed by the Subscribers.

     20. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties; provided, however, that no party may assign this Agreement or the obligations and rights of such party hereunder without the prior written consent of the other parties hereto, except as the same is permitted under the Transaction Documents.

     21. This Agreement constitutes the entire agreement among the parties regarding the subject matter herein, and supersedes all prior and contemporaneous agreements and understandings of the parties in connection herewith. No changes, modifications, terminations or waivers of any of the provisions hereof shall be binding unless in writing and signed by all of the parties thereto.

     22. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be determined pursuant to the governing law and construction provisions of the Transaction Documents.

     23. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

24. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to any other party, it being understood that all parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or electronically, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same with the same force and effect as if such facsimile signature were an original thereof.

[THIS SPACE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"
NEW GENERATION BIOFUELS HOLDINGS, INC.
a Florida corporation

By: David H. Goebel Jr. DAVID H. GOEBEL, JR.
Its: Interim Principal Executive Officer and Chief Operating Officer

"LENDER"
ALPHA CAPITAL ANSTALT

By: ______________________
Its: ______________________

Acknowledged, Agreed and Consented:

ALPHA CAPITAL ANSTALT

____
By: ______________________
Its: ______________________

MOMONA CAPITAL LLC

____
By: ______________________
Its: ______________________

LANE VENTURES, INC.

____
By: ______________________
Its: ______________________

OSHER CAPITAL PARTNERS LLC

____
By: ______________________
Its: ______________________

Acknowledged:

COLLATERAL AGENT

ALPHA CAPITAL ANSTALT

____
By: ______________________
Its: ______________________

ESCROW AGENT

GRUSHKO & MITTMAN, P.C.

____
By: ______________________
Its: ______________________

Acknowledged and Agreed with respect to Sections 7 and 15:

GRQ CONSULTANTS

____
By: ______________________
Its: ______________________

[Signature page to First Amendment and Consent Agreement]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"
NEW GENERATION BIOFUELS HOLDINGS, INC.
a Florida corporation

By: ______________________
Its: ______________________

"LENDER"
ALPHA CAPITAL ANSTALT

By: X Konrad Ackermann
Its: X Director

Acknowledged, Agreed and Consented:

ALPHA CAPITAL ANSTALT

X ______________________
By: X Konrad Ackermann
Its: X Director

MOMONA CAPITAL LLC

____
By: Ari Rabinowitz
Its: ______________________

LANE VENTURES, INC.

____
By: ______________________
Its: ______________________

OSHER CAPITAL PARTNERS LLC

____
By: Ari Kluger
Its: ______________________

Acknowledged:

COLLATERAL AGENT

ALPHA CAPITAL ANSTALT

X ______________________
By: X Konrad Ackermann
Its: X Director

ESCROW AGENT

GRUSHKO & MITTMAN, P.C.

____
By: ______________________
Its: ______________________

Acknowledged and Agreed with respect to Sections 7 and 15:

GRQ CONSULTANTS

____
By: ______________________
Its: ______________________

[Signature page to First Amendment and Consent Agreement]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"
NEW GENERATION BIOFUELS HOLDINGS, INC.
a Florida corporation

By: ______________________
Its: ______________________

"LENDER"
ALPHA CAPITAL ANSTALT

By: ______________________
Its: ______________________

Acknowledged, Agreed and Consented:

ALPHA CAPITAL ANSTALT

____
By: ______________________
Its: ______________________

MOMONA CAPITAL LLC

____
By: ______________________
Its: ______________________

LANE VENTURES, INC.

____
By: ______________________
Its: President

OSHER CAPITAL PARTNERS LLC

____
By: ______________________
Its: ______________________

Acknowledged:

COLLATERAL AGENT

ALPHA CAPITAL ANSTALT

____
By: ______________________
Its: ______________________

ESCROW AGENT

GRUSHKO & MITTMAN, P.C.

____
By: ______________________
Its: ______________________

Acknowledged and Agreed with respect to Sections 7 and 15:

GRQ CONSULTANTS

____
By: ______________________
Its: ______________________

[Signature page to First Amendment and Consent Agreement]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"
NEW GENERATION BIOFUELS HOLDINGS, INC.
a Florida corporation

By: ____________________
Its: ____________________

"LENDER"
ALPHA CAPITAL ANSTALT

By: ____________________
Its: ____________________

Acknowledged, Agreed and Consented:

ALPHA CAPITAL ANSTALT

____
By: ____________________
Its: ____________________

MOMONA CAPITAL LLC

____
By: ____________________
Its: ____________________

LANE VENTURES, INC.

____
By: ____________________
Its: ____________________

OSHER CAPITAL PARTNERS LLC

____
By: ____________________
Its: ____________________

Acknowledged:

COLLATERAL AGENT

ALPHA CAPITAL ANSTALT

____
By: ____________________
Its: ____________________

ESCROW AGENT

GRUSHKO & MITTMAN, P.C.

____
By: ____________________
Its: ____________________

Acknowledged and Agreed with respect to Sections 7 and 15:

GRQ CONSULTANTS

[signature]
By: Barry Honig
Its: President

[Signature page to First Amendment and Consent Agreement]

IN WITNESS WHEREOF, the undersigned have executed and delivered this Agreement as of the date first written above.

"COMPANY"
NEW GENERATION BIOFUELS HOLDINGS, INC.
a Florida corporation

By: ____________________
Its: ____________________

"LENDER"
ALPHA CAPITAL ANSTALT

By: ____________________
Its: ____________________

Acknowledged, Agreed and Consented:

ALPHA CAPITAL ANSTALT

By: ____________________
Its: ____________________

MOMONA CAPITAL LLC

By: ____________________
Its: ____________________

LANE VENTURES, INC.

By: ____________________
Its: ____________________

OSHER CAPITAL PARTNERS LLC

By: ____________________
Its: ____________________

Acknowledged:

COLLATERAL AGENT

ALPHA CAPITAL ANSTALT

By: ____________________
Its: ____________________

ESCROW AGENT

GRUSHKO & MITTMAN, P.C.

Grushko & Mittman PC

By: ____________________
Its: ____________________

Acknowledged and Agreed with respect to Sections 7 and 15:

GRQ CONSULTANTS

By: ____________________
Its: ____________________

[Signature page to First Amendment and Consent Agreement]

AMENDED SCHEDULE A TO SECURITY AGREEMENT

LENDERS AND ADDRESSES	
ALPHA CAPITAL ANSTALT Pradafant 7 9490 Furstentums Vaduz, Lichtenstein Fax No.: 011-42-32323196	
MOMONA CAPITAL LLC 3 Martha Road Monsey, New York 10952 Fax: (212) 586-8244	
LANE VENTURES, INC. 120 Park Street Woodmere, NY 11598 Fax: (718) 374-5304	
OSHER CAPITAL PARTNERS LLC 5 Sansberry Lane Spring Valley, NY 10977 Fax: (212) 586-8244